EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and nine months ended September 30, 2018. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of September 30, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$853,035	$4	$1,535	$854,574
Restricted cash	3,460	—	—	3,460
U.S. Treasury securities, at fair value	390,448	—	—	390,448
Investments (includes performance allocations of $1,435,233 as of September 30, 2018)	3,496,115	665	(81,615)	3,415,165
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	53,295	—	53,295
Investments, at fair value	—	1,202,497	(312)	1,202,185
Other assets	—	45,749	—	45,749
Incentive fee receivable	7,710	—	—	7,710
Due from related parties	528,536	—	(192,758)	335,778
Deferred tax assets, net	9,314	—	339,274	348,588
Other assets	208,895	—	(1,418)	207,477
Goodwill	88,852	—	—	88,852
Intangible assets, net	18,877	—	—	18,877
Total Assets	$5,605,242	$1,302,210	$64,706	$6,972,158

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$81,935	$—	$73	$82,008
Accrued compensation and benefits	159,516	—	—	159,516
Deferred revenue	182,045	—	—	182,045
Due to related parties	89,844	—	323,018	412,862
Profit sharing payable	684,594	—	—	684,594
Debt	1,361,024	—	—	1,361,024
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	925,543	(44,973)	880,570
Other liabilities	—	73,959	(270)	73,689
Due to related parties	—	1,789	(1,789)	—
Other liabilities	142,021	—	—	142,021
Total Liabilities	2,700,979	1,001,291	276,059	3,978,329

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of September 30, 2018	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of September 30, 2018	289,815	—	—	289,815
Additional paid in capital	—	—	1,350,331	1,350,331
Accumulated deficit	1,251,300	8,313	(1,533,148)	(273,535)
Accumulated other comprehensive income (loss)	(3,507)	(2,092)	1,999	(3,600)
Total Apollo Global Management, LLC shareholders’ equity	1,802,006	6,221	(180,818)	1,627,409
Non-Controlling Interests in consolidated entities	7,216	294,698	(30,535)	271,379
Non-Controlling Interests in Apollo Operating Group	1,095,041	—	—	1,095,041
Total Shareholders’ Equity	2,904,263	300,919	(211,353)	2,993,829
Total Liabilities and Shareholders’ Equity	$5,605,242	$1,302,210	$64,706	$6,972,158

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Nine Months Ended September 30, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$990,112	$—	$(3,010)	$987,102
Advisory and transaction fees, net	42,145	—	—	42,145
Investment income:
Performance allocations	129,827	—	(51)	129,776
Principal investment income	28,336	—	(3,002)	25,334
Total investment income	158,163	—	(3,053)	155,110
Incentive fees	23,593	—	—	23,593
Total Revenues	1,214,013	—	(6,063)	1,207,950

Expenses:
Compensation and benefits:
Salary, bonus and benefits	343,623	—	—	343,623
Equity-based compensation	123,643	—	—	123,643
Profit sharing expense	121,327	—	—	121,327
Total compensation and benefits	588,593	—	—	588,593
Interest expense	44,168	—	—	44,168
General, administrative and other	194,540	—	311	194,851
Placement fees	1,384	—	—	1,384
Total Expenses	828,685	—	311	828,996

Other Income:
Net gains from investment activities	20,561	84	—	20,645
Net gains from investment activities of consolidated variable interest entities	—	24,760	3,986	28,746
Interest income	14,430	11	(924)	13,517
Other income, net	1,881	—	7	1,888
Total Other Income	36,872	24,855	3,069	64,796
Income before income tax provision	422,200	24,855	(3,305)	443,750
Income tax provision	(6,963)	—	(39,633)	(46,596)
Net Income (Loss)	415,237	24,855	(42,938)	397,154
Net income attributable to Non-Controlling Interests	(198,425)	(21,860)	—	(220,285)
Net Income (Loss) Attributable to Apollo Global Management, LLC	216,812	2,995	(42,938)	176,869
Net income attributable to Series A Preferred Shareholders	(13,149)	—	—	(13,149)
Net income attributable to Series B Preferred Shareholders	(9,350)	—	—	(9,350)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$194,313	$2,995	$(42,938)	$154,370

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended September 30, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$359,741	$—	$(991)	$358,750
Advisory and transaction fees, net	13,154	—	—	13,154
Investment income:
Performance allocations	124,856	—	—	124,856
Principal investment income	17,619	—	(1,466)	16,153
Total investment income	142,475	—	(1,466)	141,009
Incentive fees	4,818	—	—	4,818
Total Revenues	520,188	—	(2,457)	517,731

Expenses:
Compensation and benefits:
Salary, bonus and benefits	112,722	—	—	112,722
Equity-based compensation	50,334	—	—	50,334
Profit sharing expense	63,059	—	—	63,059
Total compensation and benefits	226,115	—	—	226,115
Interest expense	15,209	—	—	15,209
General, administrative and other	70,622	—	35	70,657
Placement fees	746	—	—	746
Total Expenses	312,692	—	35	312,727

Other Income:
Net gains from investment activities	155,263	20	—	155,283
Net gains from investment activities of consolidated variable interest entities	—	11,712	1,289	13,001
Interest income	5,707	—	(296)	5,411
Other income, net	3,079	—	6	3,085
Total Other Income	164,049	11,732	999	176,780
Income before income tax provision	371,545	11,732	(1,493)	381,784
Income tax provision	(2,776)	—	(16,316)	(19,092)
Net Income (Loss)	368,769	11,732	(17,809)	362,692
Net income attributable to Non-Controlling Interests	(180,899)	(10,272)	—	(191,171)
Net Income (Loss) Attributable to Apollo Global Management, LLC	187,870	1,460	(17,809)	171,521
Net income attributable to Series A Preferred Shareholders	(4,383)	—	—	(4,383)
Net income attributable to Series B Preferred Shareholders	(4,781)	—	—	(4,781)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$178,706	$1,460	$(17,809)	$162,357

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.